UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2016

CONATUS PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36003	20-3183915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16745 West Bernardo Drive, Suite 200 San Diego, CA		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 376-2600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 5, 2016, Conatus Pharmaceuticals Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On May 4, 2016, the Company announced top-line results from the three-month, open-label second stage of the Company’s multicenter Phase 2 clinical trial of emricasan, a first-in-class, orally active pan-caspase inhibitor, in patients with liver cirrhosis. Top-line results from the three-month placebo-controlled first stage of the trial were released in January 2016. In the second stage, patients on emricasan in the first stage continued treatment for another three months, and patients on placebo in the first stage switched over to emricasan for three months.

Two clinically relevant measures of liver function and prognosis, Model for End-stage Liver Disease (“MELD”) score and Child-Pugh-Turcotte (“Child-Pugh”) score, along with other key liver function parameters which demonstrated favorable trends in emricasan treatment effects vs. placebo (improvement in the emricasan group vs. progression in the placebo group) in the overall patient population after three months of treatment showed continued directional improvement after six months of treatment.

Overall Patient Population	Placebo (N=42)		Emricasan (N=44)			Month 3 p-value*
	Baseline	Change at Month 3†	Baseline	Change at Month 3†	Change at Month 6†
MELD score	12.9	+0.1	12.8	‒0.1	‒0.3	0.466
Child-Pugh score	6.9	+0.1	6.9	‒0.2	‒0.3	0.124
Total bilirubin (mg/dL)	2.59	+0.07	2.25	‒0.05	‒0.05	0.209
International normalized ratio (“INR”)	1.31	+0.02	1.33	‒0.02	‒0.04	0.117
Albumin (g/dL)	3.48	+0.06	3.46	+0.02	+0.06	0.440

*p-values for treatment effect at Month 3, based on adjusted LSMeans from the primary ANCOVA model with baseline value and treatment group; not adjusted for multiple testing.

†Based on last observation carried forward.

Statistically significant emricasan treatment effects vs. placebo (improvement in the emricasan group vs. progression in the placebo group) after the first three months in a subgroup of patients with baseline MELD scores ≥15 showed continued directional improvements after the second three months.

Baseline MELD Score ≥15 Patient Population	Placebo (N=10)		Emricasan (N=9)			Month 3 p-value*
	Baseline	Change at Month 3†	Baseline	Change at Month 3†	Change at Month 6†
MELD score	16.3	+0.6	16.0	‒1.6	‒2.8	0.003
Child-Pugh score	8.2	+0.6	7.8	‒0.6	‒0.7	0.003
Total bilirubin (mg/dL)	4.30	‒0.06	3.17	‒0.55	‒0.65	0.029
INR	1.45	+0.06	1.54	‒0.14	‒0.21	<0.001
Albumin (g/dL)	3.19	+0.05	3.41	+0.07	+0.10	0.779

*p-values for treatment effect at Month 3, based on adjusted LSMeans from the secondary ANCOVA model with baseline value, treatment group, baseline MELD category, etiology, treatment and MELD category interaction, and treatment and etiology interaction; not adjusted for multiple testing.

†Based on last observation carried forward.

In patients whose liver cirrhosis was caused by nonalcoholic steatohepatitis (“NASH”), statistically significant emricasan treatment effects vs. placebo (slower progression in the emricasan group than in the placebo group) on measures of liver function after the first three months showed continued directional improvement after the second three months.

NASH Patient Population	Placebo (N=9)		Emricasan (N=11)			Month 3 p-value*
	Baseline	Change at Month 3†	Baseline	Change at Month 3†	Change at Month 6†
MELD score	12.8	+1.0	13.0	+0.3	+0.1	0.029
Child-Pugh score	6.9	+0.4	7.3	‒0.3	‒0.1	0.030
Total bilirubin (mg/dL)	2.26	+0.39	2.68	+0.09	‒0.03	0.265
INR	1.27	+0.07	1.25	+0.01	0.00	0.017
Albumin (g/dL)	3.60	+0.11	3.39	+0.05	+0.03	0.645

*p-values for treatment effect at Month 3, based on adjusted LSMeans from the secondary ANCOVA model with baseline value, treatment group, baseline MELD category, etiology, treatment and MELD category interaction, and treatment and etiology interaction; not adjusted for multiple testing.

†Based on last observation carried forward.

The Company believes emricasan is the first drug candidate to demonstrate liver function benefit in patients with NASH cirrhosis. The Company intends to discuss these results and plans for a future clinical trial in patients with NASH cirrhosis with regulatory authorities with plans to initiate the future trial in early 2017.

The double-blind, placebo-controlled Phase 2 clinical trial was conducted at 26 U.S. sites and enrolled 86 patients with liver cirrhosis due to different etiologies, mild to moderate liver impairment and baseline MELD scores of 11 to 18. In the double-blind and placebo-controlled stage, patients were randomized 1:1 to receive either 25 mg of emricasan or placebo orally twice daily for three months. The primary endpoint was change from baseline in cCK18 at three months. Secondary endpoints included changes from baseline in MELD and Child-Pugh scores, which include laboratory parameters associated with liver synthetic and excretory function, such as serum albumin levels, INR and total bilirubin levels. In the open-label stage, all patients either on emricasan or placebo received emricasan for an additional three months. Among the 86 subjects enrolled and dosed, liver cirrhosis etiologies included alcohol (38%), hepatitis C virus (29%), NASH (23%), and other causes (9%). Baseline MELD scores were ≤14 in 78% of enrolled subjects and ≥15 in 22% of enrolled subjects. Baseline Child-Pugh status was A (Child-Pugh score of 5-6) in 43% of subjects and B (Child-Pugh score of 7-9) in 56% of subjects. Emricasan was generally well-tolerated in the clinical trial, and the overall safety profile was similar in the emricasan and placebo groups with regard to both serious and other adverse events.

* * *

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward looking statements, including statements regarding: emricasan as the first drug candidate to demonstrate liver function benefit in patients with NASH cirrhosis; and plans to discuss these results and plans for a future clinical trial in patients with NASH cirrhosis with regulatory authorities with plans to initiate the future trial in early 2017. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions, including: the Company’s ability to initiate and successfully complete current and future clinical trials; the potential that further analysis of the data described herein or additional data may yield different results; the U.S. Food and Drug Administration’s (the “FDA”) and other regulatory agencies’ interactions and guidance relating to the development of emricasan; the Company’s reliance on third parties to conduct its clinical trials, enroll subjects, manufacture its clinical drug supplies of emricasan; the potential for competing products to limit the clinical trial enrollment opportunities for emricasan in certain indications; the uncertainty of the FDA’s and other regulatory agencies’ approval processes and other regulatory requirements the Company’s ability to obtain additional financing in order to complete the development of emricasan; and those risks described in the Company’s periodic reports it files with the Securities and Exchange Commission. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued on May 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2016	CONATUS PHARMACEUTICALS INC.

	By:	/s/ Charles J. Cashion
	Name:	Charles J. Cashion
	Title:	Senior Vice President, Finance,
Chief Financial Officer and Secretary